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                                                                    EXHIBIT 10.1


        SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 29, 2001, among WOMEN FIRST HEALTHCARE, INC., a Delaware corporation (the "Company"), ELAN INTERNATIONAL SERVICES, LTD., a Bermuda exempted limited liability company ("EIS"), and a wholly-owned subsidiary of ELAN CORPORATION, PLC., an Irish public limited liability company ("Elan"), and ELAN PHARMA INTERNATIONAL LIMITED, an Irish private limited liability company, a wholly-owned subsidiary of Elan and an affiliate of EIS ("EPIL").

                                R E C I T A L S:

        A. The Company desires to issue and sell to EIS, and EIS desires to purchase from the Company, on the date hereof, 422,467 shares (the "Shares"), of the Company's common stock, par value U.S.$.001 per share (the "Common Stock"). The Company further desires to issue and sell to EPIL, and EPIL desires to purchase from the Company, a convertible promissory note of the Company, in the form attached hereto as Exhibit A (the "Note"), in a principal amount of U.S.$11,000,000 (excluding capitalized interest) in accordance with its terms and subject to the conditions contained herein and therein. The Shares and the Note are referred to, collectively, herein as the "Securities."

        B. The Company, EIS and EPIL are executing and delivering on the date hereof a Registration Rights Agreement, in the form attached hereto as Exhibit B (as amended at any time, the "Company Registration Rights Agreement"), in respect of (i) the Common Stock issued and purchased hereunder, the Common Stock issued or issuable upon conversion of all or any portion of the Note and (ii) any other Common Stock owned by EIS, EPIL or any of their affiliates or permitted transferees. The Company, EPIL and ELAN PHARMACEUTICALS, INC., a Delaware corporation ("EP"), are executing and delivering on the date hereof the Midrin Asset and Inventory Purchase Agreement, in the form attached hereto as Exhibit C (as amended at any time, the "Asset Purchase Agreement"). This Agreement, the Company Registration Rights Agreement, the Asset Purchase Agreement, and each other document or instrument executed and delivered in connection with the transactions contemplated hereby are referred to, collectively, herein as the "Transaction Documents."

                               A G R E E M E N T:

        In consideration of the foregoing premises and the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                SECTION 1. Closing.

                (a) Time and Place. The closing of the Purchase (as defined below) (the "Closing") shall occur on the date hereof (the "Closing Date"). The Closing shall be held at the offices of Reitler Brown LLC, 800 Third Avenue, New York, NY 10022 (by means of facsimile or overnight mail).



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                (b) Sale and Purchase. At the Closing, subject to the terms and conditions hereof, the Company shall issue and sell to EIS, and EIS shall purchase from the Company, the Shares and the Company shall issue to EPIL the Note (the "Purchase").

                (c) Purchase Price. The aggregate purchase price for the Purchase shall be U.S.$15,000,000 (the "Purchase Price"), U.S.$4,000,000 purchase price for the Common Stock and U.S.$11,000,000 purchase price by issuance of the Note.

                (d) Closing Delivery. On the Closing Date, subject to the terms and conditions hereof:

                        (i) EIS shall pay U.S.$4,000,000 by wire transfer and EPIL shall pay U.S.$11,000,000 by wire transfer to an account designated in writing by the Company;

                        (ii) EIS, EPIL and/or EP, as applicable, shall execute and deliver to the Company: (A) this Agreement, (B) the Company Registration Rights Agreement and (C) the Asset Purchase Agreement;

                        (iii) the Company shall execute and deliver to EIS, EPIL and EP, as applicable: (A) certificates representing the Shares, (B) the Note, (C) this Agreement, (D) the Company Registration Rights Agreement,
        (E) the Asset Purchase Agreement, (F) a customary secretary's certificate from the secretary of the Company, including a certificates as to the incumbency of the officers of the Company executing any of the Transaction Documents, and (G) any other customary documents or instruments reasonably requested by EIS or EPIL; and

                        (iv) the Company shall cause to be delivered to EIS and EPIL an opinion of counsel in the form attached hereto as Exhibit D.

                (e) Post-Closing Delivery. Within 2 business days of the Closing Date, the Company will execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC and appropriate filings with the US Patent and Trademark Office and the US Copyright Office) which EPIL reasonably requests. Within 10 days of the delivery to the Company of UCC-1 financing statements describing the Collateral (as defined below), the Company shall deliver to EPIL a legal opinion of counsel to the Company, in a form reasonably satisfactory to EPIL, opining as to the perfection of the Security Interest (as defined below) in the Collateral granted in favor of EPIL to secure the obligations to EPIL under Note.

                (f) Exemption from Registration; Legend. The Securities and the shares of Common Stock underlying the Note will be issued under an exemption or exemptions from registration under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and are also subject to certain rights and obligations set forth herein. Accordingly, the certificates evidencing the Shares, the Note and any shares of Common Stock or other securities issuable upon the exercise, conversion or exchange of any of the Securities shall, upon issuance, contain a legend, substantially in the form as follows:



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             THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
             REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND NO INTEREST THEREIN MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) SUCH SECURITIES ARE TRANSFERRED PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SUCCESSOR
             RULE), OR (3) THE ISSUER OF THESE SECURITIES SHALL HAVE RECEIVED AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THE ISSUER THAT NO VIOLATION OF THE ACT OR SIMILAR STATE SECURITIES LAWS WILL BE INVOLVED IN SUCH TRANSFER.

                SECTION 2. Representations and Warranties of the Company. The Company hereby represents and warrants to EIS and EPIL, as of the Closing Date, as follows:

                (a) Organization and Qualification. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to consummate the transactions contemplated hereby. The Company is duly qualified as a foreign corporation and in good standing to do business in each jurisdiction in which the nature of the business conducted or the property owned by it requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, assets, liabilities (contingent or otherwise), operations, condition (financial or otherwise), or prospects of the Company (a "Company Material Adverse Effect").

                (b) Capitalization.

                        (i) The authorized capital stock of the Company immediately prior to the Closing, consists of (A) 40,000,000 shares of Common Stock, of which 17,969,666 shares are issued and outstanding, and of which 2,210,122 shares are reserved for issuance upon exercise of outstanding options granted to employees, officers, directors and consultants and outstanding stock purchase warrants and (B) 5,000,000 shares of Preferred Stock, none of which are issued or outstanding.

                        (ii) As of the Closing Date, the Company has reserved a sufficient number of shares of Common Stock for issuance upon conversion of the Note.

                        (iii) There are no preemptive rights, voting agreements, rights of first offer or refusal or other similar rights (collectively, "Preemptive Rights"), except as described on Schedule 2(b) attached hereto. There are no agreements to register any of the Company's outstanding securities under U.S. federal securities laws, other than the Company Registration Rights Agreement and except as described on
        Schedule 2(b).



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                        (iv) All of the outstanding shares of capital stock of
        the Company have been issued in accordance with applicable state and federal laws and regulations (or exemptions therefrom) governing the sale and purchase of securities. All of such shares have been duly and validly issued and are fully paid and non-assessable. The Shares, when issued against payment therefor in accordance with this Agreement will be duly and validly issued, fully paid and non-assessable, and the Note (including additional amounts issued as accrued interest), when issued against payment therefor in accordance with this Agreement, will be duly and validly issued, and in each case will not be issued in violation of any Preemptive Rights. The shares of Common Stock issuable upon conversion the Note (including capitalized interest), or as payment for any required anti-dilution adjustment according to the terms thereto, when issued upon conversion, exercise or in accordance with the terms thereof (the "Underlying Shares"), will be duly and validly issued, fully paid and non-assessable, and will not be issued in violation of any Preemptive Rights.

                (c) Authorization of Transaction Documents. The Company has full corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, and to perform its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents to which it is a party (including the issuance and sale of the Securities and the issuance of the Underlying Shares) have been duly authorized by all requisite corporate action by the Company and, when executed and delivered by the Company, this Agreement and each of the other Transaction Documents to which it is a party will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                (d) No Violations. The execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents to which it is a party (including the issuance and sale of the Securities and the issuance of the Underlying Shares) and the compliance with the provisions hereof and thereof by the Company do not and will not violate, conflict with or constitute or result in a breach of or default under (or an event which with notice or passage of time or both would constitute a default) or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrance (as defined below) upon any properties or assets of the Company under (i) the Certificate of Incorporation or bylaws of the Company,
(ii) any applicable law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to the Company or any of its properties or assets or (iii) any material contract, indenture, mortgage, deed of trust, lease, agreement or other instrument, to which the Company is a party or by which the Company or any of its property is bound, except, in each case, where such violation, conflict, breach, default, termination, cancellation, acceleration or Encumbrance would not, individually or in the aggregate, have a Company Material Adverse Effect. As used herein, the term "Encumbrance" shall mean any lien, charge, encumbrance, claim, option, proxy, pledge, security interest, or other similar right of any nature other than statutory liens securing payments not yet due and payable or due but not yet delinquent.



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                (e) Approvals. Except as set forth on Schedule 2(e) attached hereto and for consent which may be required under any applicable anti-trust law, no material permit, authorization, consent, approval, or order of or by, or any notification of or filing with, any person or entity (governmental or otherwise) is required in connection with the execution, delivery or performance of this Agreement or the other Transaction Documents (including the issuance and sale of the Securities and the issuance of the Underlying Shares) by the Company.

                (f) Financial Statements. Schedule 2(f) attached hereto contains
(i) the audited balance sheets of the Company at December 31, 2000 (the "Last Audit Date"), and December 31, 1999 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended, together with the reports and opinions thereon of Ernst & Young LLP (the "Audited Financial Statements"), and (ii) the unaudited balance sheet of the Company at March 31, 2001 and the related statements of operations and cash flows for the three months then ended (the "Unaudited Financial Statements"; collectively with the Audited Financial Statements, the "Financial Statements"). The Financial Statements are accurate and complete in all material respects and fairly present the financial position of the Company and the results of its operations and its cash flows at such dates and for the periods indicated and were prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be otherwise indicated therein), subject, in the case of the Unaudited Financial Statements, to normal year-end audit adjustments (which shall not be material in the aggregate) and the absence of footnote disclosures. As of the Closing Date, the Company has not incurred and is not liable for any material liabilities or obligations incurred outside the ordinary course of business except as set forth on the face of the March 31, 2001 balance sheet or Schedule 2(f).

                (g) Taxes. Except as set forth on Schedule 2(g), the Company has filed in a timely manner all material federal, state, local and foreign tax returns, reports, declarations and filings (collectively, "Returns"), including income, franchise, property, gross receipts, payroll, employment and other taxes, and has paid or accrued the appropriate amounts reflected on such Returns heretofore required to be filed, along with all interest and penalties, if any. All such Returns are true, correct and complete in all material aspects. Except as set forth on Schedule 2(g) attached hereto, none of the Returns have been audited or challenged, nor has the Company received any notice of challenge nor have any of the amounts or other data included in the Returns been challenged or reviewed by any governmental authority. Prior to the Closing, the Company provided EIS with true and complete copies of each federal and state income tax Return for 1999. The Company has no knowledge of any material liability of any tax, interest and penalties to be imposed as of the Closing that is not adequately provided for.

                (h) Plans. Except as set forth on Schedule 2(h) attached hereto, which sets forth an accurate and complete list and description of all employee benefit plans maintained or sponsored by the Company or to which the Company is required to make contributions (the "Benefit Plans"), the Company does not maintain, sponsor, is not required to make contributions to or otherwise have any liability with respect to any pension, profit sharing, thrift or other retirement plan, employee stock ownership plan, deferred compensation, stock ownership, stock purchase, performance share, bonus or other incentive plan, severance plan, health or group insurance plan, welfare plan, or other similar plan, agreement, policy or understanding (whether written or oral), whether or not such plan



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is intended to be qualified under Section 401(a) of the U.S. Internal Revenue
Code of 1986, as amended, or within the meaning of Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended, which plan covers any employee or former employee of the Company. The Benefit Plans have been and are administered in substantial compliance with their terms and the requirements of applicable law.

                (i) Absence of Certain Events. Since March 31, 2001, except as contemplated by the Transaction Documents or as set forth on Schedule 2(i) attached hereto, (A) the Company has not (i) made, paid or declared any dividend or distribution to any equity holder (in such capacity) or redeemed any of its capital stock, (ii) varied its business plan or practices, in any material respect, from past practices, (iii) entered into any financing, joint venture, license or similar arrangement that would limit or restrict its ability to perform its obligations hereunder and under each of the other Transaction Documents or (iv) suffered or permitted to be incurred any liability or obligation or any Encumbrance against any of its properties or assets that would limit or restrict its ability to perform its obligations hereunder and under each of the other Transaction Documents; and (B) there has not been any change or development which has had, or could reasonably be expected to have, a Company Material Adverse Effect.

                Without limiting the generality of the foregoing, since March 31, 2001, except as set forth on Schedule 2(i), there has not been (1) any lapse of any of the Company's trade secrets, inventions, patents, patent applications or continuations (in whole or in part), trademarks, trademark registrations, service marks, service mark registrations, copyrights, copyright registrations, or any application therefor or filing in respect thereof (collectively, and together with any and all know-how, trade secrets and proprietary business or technology information, the "Intellectual Property") that could reasonably be expected to result in a Company Material Adverse Effect; (2) any loss of the services of any of the key officers or key employees of the Company; (3) any incurrence of or entry into any liability, mortgage, Encumbrance, commitment or transaction, including without limitation, any borrowing (or assumption or guarantee thereof) or guarantee of a third party's obligations, or capital expenditure (or lease in the nature of a conditional purchase of capital equipment) in excess of U.S.$50,000, other than in the ordinary course of business; (4) any material change by the Company in accounting methods or principles; or (5) any change in the assets, liabilities, condition (financial or otherwise), results or operations or prospects of the Company from those reflected on the Financial Statements, except changes in the ordinary course of business and changes that have not had or could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

                (j) No Liabilities. Since March 31, 2001, the Company has not incurred or suffered any liability or obligation, matured or unmatured, contingent or otherwise, except in the ordinary course of business and except any such liability or obligation that has not had and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

                (k) Properties and Assets; Etc.

                        (i) Except as set forth on Schedule 2(k) attached hereto, the Company has good and marketable title to its properties and assets shown in the Financial Statements



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        to be owned by the Company, and has valid leasehold interests to the properties and assets shown in the Financial Statements to be leased by the Company, in each case subject to no material Encumbrances.

                        (ii) The Company owns or possesses sufficient legal rights to use pursuant to license, sublicense, agreement or permission all Intellectual Property used in the operation of its business as presently conducted, in each case, subject to no Encumbrances required to be disclosed in the Financial Statements except as set forth therein, other than any failure to own or possess sufficient legal rights which, individually or in the aggregate, would not have a Company Material Adverse Effect. Except as set forth on Schedule 2(k), all of the Intellectual Property which is owned by the Company is owned free and clear of all Encumbrances; none of the Company's rights in or use of the Intellectual Property has been or, to the Company's knowledge, is currently threatened to be challenged; to the Company's knowledge, without making any inquiry other than those, if any, routinely conducted by the Company in the ordinary course of business, no current or currently planned product based upon the Company's Intellectual Property would infringe any patent, trademark, service mark, trade name or copyright of any other person or entity issued or pending on the Closing Date if the Company were to distribute, sell, market or manufacture such products, and the Company is not aware of any actual or threatened claim by any person or entity alleging any infringement by the Company of a patent, trademark, service mark, trade name or copyright possessed by such person or entity. None of such Intellectual Property, whether foreign or domestic, has been canceled, abandoned, or otherwise terminated, other than such cancellations, abandonments or terminations which, individually or in the aggregate, would not have a Company Material Adverse Effect.

                        (iii) Schedule 2(k) lists each contract and agreement of the Company which is required to be filed (i) as an exhibit to the Company's Form 10-K report for the year ended December 31, 2000, (ii) as an exhibit to the Company's Form 10-Q report for the three months ended March 31, 2001 and (iii) as an exhibit to the Company's Form 10-Q report for the three months ended June 30, 2001, and each is a legal and valid agreement binding upon the Company and, to the Company's knowledge, is in full force and effect. To the Company's knowledge, except as set forth on Schedule 2(k), there is no breach or default by any party thereunder except any such breach or default that has not had and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

                        (iv) The Company has and maintains adequate and sufficient insurance, including liability, casualty and products liability insurance, covering risks associated with its business, properties and assets, including insurance that is customary for companies similarly situated.

                        (v) To the best of its knowledge, except as set forth on
        Schedule 2(k), the Company, its business and properties and assets are in compliance in all material respects with all applicable statutes, laws and regulations, including without limitation, those relating to
        (i) health, safety and employee relations, (ii) environmental matters, including the discharge of any hazardous or potentially hazardous materials into the environment, and



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                        (iii) the development, commercialization and sale of
        pharmaceutical and biotechnology products, including all applicable regulations of the U.S. Food and Drug Administration and comparable applicable foreign regulatory authorities and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge after reasonable investigation, by any other person or entity on any property owned, leased or used by the Company. For the purposes of the preceding sentence, "Hazardous Materials" shall mean (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities, involving hazardous substances, including building materials, or (b) any petroleum products or nuclear materials.

                (l) Legal Proceedings, etc. Except as set forth on Schedule 2(l), there is no legal, administrative, arbitration or other action or proceeding or governmental investigation pending, or to the Company's knowledge, threatened against the Company, or any director, officer or employee of the Company in their capacities as such that (i) challenges the validity or performance of this Agreement or the other Transaction Documents or (ii) could reasonably be expected to have a Company Material Adverse Effect. The Company is not in violation of, or default under, any material laws, judgments, injunctions, orders or decrees of any court, governmental department, commission, agency, instrumentality or arbitrator applicable to its business, other than any violations or defaults which, individually or in the aggregate, would not have a Company Material Adverse Effect.

                (m) Disclosure. The representations and warranties set forth herein and in the other Transaction Documents, when viewed collectively together with the SEC Filings, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein not misleading in light of the circumstances in which they were made. (n) Brokers or Finders. Except as set forth on Schedule 2(n) attached hereto, there have been no investment bankers, brokers or finders used by the Company in connection with the transactions contemplated by the Transaction Documents and no persons or entities are entitled to a fee or compensation in respect thereof.

                (n) Brokers or Finders. Except as set forth on Schedule 2(n) attached hereto, there have been no investment bankers, brokers or finders used by the Company in connection with the transactions contemplated by the Transaction Documents and no persons or entities are entitled to a fee or compensation in respect thereof.

                (o) SEC Filings. The Company has timely filed with the Securities and Exchange Commission (the "SEC") all forms, reports, schedules, statements, exhibits and other documents (collectively, the "SEC Filings") required to be filed by the Company on or before the date hereof. At the time filed, the SEC Filings, including without limitation, any financial statements, exhibits and schedules included therein or documents incorporated therein by reference (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be.



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                SECTION 3. Representations and Warranties of EIS and EPIL. Each
of EIS and EPIL (each, an "Investor"), hereby represents and warrants, severally but not jointly, as to itself and not as to the other Investor, to the Company, as of the date hereof, as follows:

                (a) Organization. Such Investor is duly organized, validly existing and, where applicable, in good standing under the laws of the jurisdiction of its organization and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to consummate the transactions contemplated hereby. Such Investor, where applicable, is duly qualified as a foreign corporation and in good standing to do business in each jurisdiction in which the nature of the business conducted or the property owned by it requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, assets, liabilities (contingent or otherwise), operations, condition (financial or otherwise), or prospects of the Investors, as applicable (an "Elan Material Adverse Effect").

                (b) Authorization of Transaction Documents. Such Investor has full corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, and to perform its obligations hereunder and thereunder. The execution, delivery, and performance by such Investor of this Agreement and each other Transaction Document to which it is a party (including the purchase and acceptance of the Securities) have been duly authorized by all requisite corporate action by such Investor and, when executed and delivered by such Investor, this Agreement and each of the other Transaction Documents to which it is a party will be the valid and binding obligations of such Investor, as applicable, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                (c) No Violation. The execution, delivery and performance by such Investor of this Agreement and each other Transaction Document to which it is a party (including the purchase and acceptance of the Securities) and compliance with provisions hereof and thereof by such Investor will not violate conflict with or constitute or result in a breach of or default under (or an event which with notice or passage of time or both would constitute a default) or give rise to any right of termination, cancellation or acceleration under (i) the charter or bylaws of such Investor, (ii) any applicable law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to such Investor or any of their properties or assets or (iii) any material contract to which such Investor is a party, except, in each case, where such violation, breach, default, termination, cancellation or acceleration would not, individually or in the aggregate, have an Elan Material Adverse Effect.

                (d) Approvals. No material permit, authorization, consent, approval or order of or by, or any notification of or filing with, any person or entity (governmental or otherwise) is required in connection with the execution, delivery or performance of this Agreement by such Investor or the other Transaction Documents to which it is a party.



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                (e) Investment Representations.

                        (i) Such Investor is sophisticated in transactions of this type and capable of evaluating the merits and risks of the transactions described herein and in the other Transaction Documents to which it is a party, and has the capacity to protect its own interests. Such Investor has not been formed solely for the purpose of entering into the transactions described herein and therein and is acquiring the Securities (and the Underlying Shares) for investment for its own account, not as a nominee or agent, and not with the view to, or for resale, distribution or fractionalization thereof, in whole or in part, and no other person (other than Elan) has a direct or indirect interest, beneficial or otherwise in the Securities (or the Underlying Shares); provided, that such Investor shall be permitted to convert or exchange such Securities in accordance with their terms.

                        (ii) Such Investor has not and does not intend to enter into any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or pledge the Securities (or the Underlying Shares), other than to an affiliate of such Investor.

                        (iii) Such Investor acknowledges its understanding that the private placement and sale of the Securities (and the Underlying Shares) is exempt from registration under the Securities Act. In furtherance thereof, such Investor represents and warrants that it is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act, has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company.

                        (iv) Such Investor agrees that it shall not sell or otherwise transfer any of the Securities (or the Underlying Shares) without registration under the Securities Act, pursuant to Rule 144 (or any successor rule) under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company that no violation of the Securities Act will be involved in such transfer, and fully understands and agrees that it must bear the total economic risk of its purchase for an indefinite period of time because, among other reasons, none of the Securities (or the Underlying Shares) have been registered under the Securities Act or under the securities laws of any applicable state or other jurisdiction and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless subsequently registered under the Securities Act and under the applicable securities laws of such states or jurisdictions or an exemption from such registration is available. Such Investor understands that the Company is under no obligation to register the Securities (or the Underlying Shares) on its behalf with the exception of certain registration rights with respect to certain of the Securities (and the Underlying Shares), as provided in the Company Registration Rights Agreement. Such Investor understands the lack of liquidity and restrictions on transfer of the Securities (and the Underlying Shares) and that this investment is suitable only for a person or entity of adequate financial means that has no need for liquidity of this investment and that can afford a total loss of its investment.

                (f) Legal Proceedings; Etc. There is no legal, administrative, arbitration or other action or proceeding or governmental investigation pending, or to the knowledge of such Investor threatened, against such Investor that challenges the validity or performance of this Agreement or the other Transaction Documents to which such Investor is a party.

                (g) Brokers or Finders. There have been no investment bankers, brokers or finders used by such Investor or its affiliates in connection with the transactions contemplated by the Transaction Documents and no persons or entities are entitled to a fee or compensation in respect thereof.

                SECTION 4. Covenants of the Parties.

                (a) Fully-diluted Stock Ownership. Notwithstanding any other provision of this Agreement, in the event that EIS and EPIL shall have determined that at any time they (together with their affiliates, if applicable) hold or have the right to receive Common Stock (or securities or rights, options or warrants exercisable, exchangeable or convertible for or into Common Stock) representing in the aggregate in excess of 19.5% of the Company's outstanding Common Stock on a fully-diluted basis, each of EIS and EPIL shall have the right to elect to convert all or any part of the Securities or the Underlying Shares into other preferred, non-voting securities of the Company (to be specified by EIS or EPIL, as the case may be, but having terms no more favorable than the Securities or the Underlying Shares being so converted by EIS or EPIL, as the case may be) such that EIS, EPIL and their affiliates will not directly or indirectly own more than 19.5% of the Common Stock (in aggregate) for a period of at least two years from the Closing Date. In the event that EIS or EPIL shall elect such conversion, EIS, EPIL and their affiliates shall retain the right to transfer all or a portion of such securities (including the Common Stock issuable upon conversion thereof) to their respective affiliates. Each of the Company, EIS and EPIL shall use commercially reasonable efforts to promptly effect such transactions and any required subsequent conversions or adjustments to the securities position of EIS and EPIL, on a quarterly basis, within 15 business days of the end of each of EIS's and EPIL's fiscal quarters.

                (b) Confidentiality; Non-Disclosure.

                        (i) From and after the date hereof, neither the Company, EIS nor EPIL (nor their respective affiliates) shall disclose to any person or entity this Agreement or the other Transaction Documents or the contents thereof or the parties thereto, except that such parties may make such disclosure (x) to their directors, officers, employees and advisors, and potential bank creditors and investors, so long as they shall have advised such persons of the obligation of confidentiality herein and for whose breach or default the disclosing party shall be responsible or (y) as required by applicable law, rule, regulation or judicial or administrative process, provided, that the disclosing party uses commercially reasonable efforts to obtain an order or ruling protecting the confidentiality of confidential information of the other party contained herein or therein and notifies the other party prior to such disclosure so that such other party may, if it chooses, seek such relief. The parties shall be entitled to seek injunctive or other equitable relief in respect of any breach or threatened breach of the foregoing covenant without the requirement of posting a bond or other collateral.

                        (ii) Prior to issuing the initial press release or public disclosure in respect of this Agreement or the transactions contemplated hereby (the "Initial Press Release"), the party proposing such issuance shall obtain the consent of the other party to the contents thereof, which consent shall not be unreasonably withheld or delayed. Thereafter, the Company may issue press releases made in the ordinary course of its business, referring to research collaborations involving the Company, and which do not differ from or go beyond the terms of the Initial Press Release (except that no quotes from EIS or EPIL shall be repeated), without obtaining the consent of the other parties to the contents thereof; provided, that any other type of press release or public disclosure by the Company in respect of this Agreement or the transactions contemplated hereby will require the consent of EIS or EPIL to the contents thereof, which consent shall not be unreasonably withheld or delayed; it being understood that if such second party shall not have responded to such consent request within three business days, such consent shall be deemed given.

                (c) Further Assurances. From and after the date hereof, each of the parties hereto agree to do or cause to be done such further acts and things and deliver or cause to be delivered to each other such additional assignments, agreements, powers and instruments, as each may reasonably require or deem advisable to carry into effect the purposes of this Agreement and the other Transaction Documents.

                SECTION 5. Security Interest.

                (a) Certain Definitions. For purposes of this Section 5, the following definitions shall apply:


                        "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the sale, exchange, assignment, or other disposition of Collateral.

                        "Secured Obligations" means (a) all principal of, and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other actions relating to the bankruptcy, insolvency or reorganization of the Company) on, the Note, (b) all other amounts payable by the Company under the Note and (c) any renewals or extensions of any of the foregoing.

                        "Security Interest" means the security interest in the Collateral (as defined below) granted hereunder securing the Secured Obligations.

                        "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of California; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than California, "UCC" means the Uniform Commercial Code as in effect is such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                (b) Grant of Security Interest. In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of the obligations of the Company thereunder, the Company hereby grants to EPIL a continuing security interest in and to all of the assets transferred, to the Company pursuant to the Asset Purchase Agreement (the "Collateral") and all Proceeds of all or any of the Collateral.

                (c) Covenants and Representations Regarding Security Interest.

                        (i) The Security Interest constitutes a valid security interest under the UCC and the US Patent and Trademark Office and the US Copyright Office securing the Secured Obligations. When UCC financing statements shall have been filed in the appropriate UCC filing offices for a debtor (i) with a chief executive office and principal place of business located in the County of San Diego, of the State of California and (ii) organization under the law of the State of Delaware, and appropriate filings have been recorded with the US Patent and Trademark Office and the US Copyright Office, the Security Interests shall constitute perfected security interests in the Collateral, prior to all other Encumbrances and rights of others therein.

                        (ii) The Company will not change its name, identity or corporate structure in any manner unless it shall have given EPIL prior notice thereof and delivered an opinion of counsel with respect thereto. The Company will not change the location of (i) the state under whose law the Company is organized, (ii) its chief executive office or principal place of business or (iii) the locations where it keeps or holds any Collateral or any records relating thereto unless it shall have given EPIL prior notice thereof and delivered an opinion of counsel with respect thereto. The Company shall not in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

                        (iii) The Company will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC and appropriate filings with the US Patent and Trademark Office and the US Copyright Office) that from time to time may be necessary or desirable, or that EPIL may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interests, or to enable EPIL to exercise or enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Company hereby authorizes EPIL to execute and file financing statements or continuation statements without the Company's signature appearing thereon. The Company agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

                        (iv) Notwithstanding any other provisions of this
        Section 5, the Company shall be free in its sole discretion to sell or transfer in the ordinary course of business inventory included in the Collateral and shall have no obligation to segregate, or to provide any special handling of, such inventory or the proceeds thereof.

                (d) Remedies. If any Event of Default (as defined in the Note) under the Note has occurred and is continuing, EPIL may exercise all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised). EPIL may be the purchaser of any or all of the Collateral so sold at any public sale. The Company will execute and deliver such documents and take such other action as EPIL deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral shall be delivered, assigned and transferred to EPIL. At any such sale, EPIL shall hold the Collateral absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company which may be waived, and the Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted.

                (e) Termination of Security Interest. Upon the repayment in full of all Secured Obligations and the termination of any obligations under the Note, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company.

                SECTION 6. Survival and Indemnification.

                (a) Survival. For the purposes of this Section, the representations and warranties of the Company, EIS and EPIL contained herein shall survive for a period of 24 months from and after the date hereof.

                (b) Indemnification. In addition to all rights and remedies available to the parties hereto at law or in equity, the Company (in such capacity, "Indemnifying Party") shall indemnify EIS and EPIL and their respective stockholders, officers, directors and assigns, affiliates, and their affiliates' stockholders, officers, directors, employees, agents, representatives, successors and assigns (each, an "Indemnified Person"), and save and hold each Indemnified Person harmless from and against and pay on behalf of or reimburse each such Indemnified Person, as and when incurred, for any and all loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense, whether or not arising out of any claims by or on behalf of such Indemnified Person or any third party, including interest, penalties, reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, "Losses"), that any such Indemnified Person may suffer, sustain incur or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

                        (i) any misrepresentation or breach of warranty on the part of the Indemnifying Party under Section 2 of this Agreement or any of the other Transaction Documents; or

                        (ii) any nonfulfillment, default or breach of any covenant or agreement on the part of the Indemnifying Party under Sections 4 or 5 of this Agreement.

                (c) Maximum Recovery. Notwithstanding anything in this Agreement to the contrary, in no event shall the Indemnifying Party be liable for indemnification under this Section 8 in an amount in excess of the aggregate of the purchase price paid for the Shares, and the advances made and not repaid under the Note. No Indemnified Person shall assert any such claim unless Losses in respect thereof incurred by any Indemnified Person, when aggregated with all previous Losses hereunder, equal or exceed U.S.$100,000, in which case the Indemnifying Party shall be liable for all such Losses in excess of U.S.$100,000, such claim shall include all Losses covered by this Section 6.

                (d) Investigation. All indemnification rights hereunder shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, irrespective of any investigation, inquiry or examination made for or on behalf of, or any knowledge of the Indemnified Person or the acceptance of any certificate or opinion.

                (e) Contribution. If the indemnity provided for in this Section 6 shall be, in whole or in part, unavailable to any Indemnified Person, due to
Section 6(b) being declared unenforceable by a court of competent jurisdiction based upon reasons of public policy, so that Section 6(b) shall be insufficient to hold each such Indemnified Person harmless from Losses which would otherwise be indemnified hereunder, then the Indemnifying Party and the Indemnified Person shall each contribute to the amount paid or payable for such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Person on the other, but also the relative fault of the Indemnifying Party and be in addition to any liability that the Indemnifying Party may otherwise have. The indemnity, contribution and expense reimbursement obligations that the Indemnifying Party has under this Section 6 shall survive the expiration of the Transaction Documents. The parties hereto further agree that the indemnification and reimbursement commitments set forth in this Agreement shall apply whether or not the Indemnified Person is a formal party to any such lawsuit, claims or other proceedings.

                (f) Limitation. This Section 6 is not intended to limit the rights or remedies otherwise available to any party hereto with respect to this Agreement or the Transaction Documents.

                SECTION 7. Notices. All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally or hand delivered or if sent by an internationally-recognized overnight delivery courier or by registered or certified mail, return receipt requested and postage prepaid, or by facsimile transmission addressed as follows:

                        (i)  if to the Company, to:

                             Women First Healthcare, Inc.
                             1220 El Camino Real
                             Suite 400
                             San Diego, CA 92130
                             Attention:  President and Chief Executive Officer
                             Facsimile:  (858) 509-7538

                             with a copy to:

                             Latham & Watkins
                             12636 High Bluff Drive, Suite 300
                             San Diego, California 92130-2071
                             Attention: Scott N. Wolfe
                             Facsimile: (858) 523-5450

                             (ii)(a) If to EIS, to:

                             Elan International Services, Ltd.
                             102 St. James Court
                             Flatts, Smiths Parish
                             Bermuda FL 04
                             Attention:  Chief Executive Officer
                             Facsimile:  441-292-2224

                             (b) If to EPIL, to:

                             Elan Pharma International Limited
                             Wil House
                             Shannon Business Park
                             Shannon, Co. Clare
                             Ireland
                             Attention:  Secretary
                             Facsimile:  011-353-61-362097

                             with a copy, in the case of (a) or (b) above, to:

                             Reitler Brown    LLC
                             800 Third Avenue
                             New York, New York 10022
                             Attention: David Robbins
                             Facsimile: 212-371-5500

or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with provisions of this Section 7 Any such notice or communication shall be deemed to have been effectively given (i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery courier, on the second business day after the date when sent, (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted, and (iv) in the case of facsimile transmission, the date of telephone confirmation of receipt.

                SECTION 8. Withholding Taxes. Amounts of income or other taxes which the Company is required by law to pay or withhold with respect to payments or distributions made by it to EIS or EPIL pursuant to the terms of this Agreement and the Securities (the "Tax Amount") shall be deducted from such payment or distribution. If the Company is so required to deduct or withhold, the Company will promptly notify the appropriate party, either EIS or EPIL, of such requirement, pay the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of (i) determining that such deduction or withholding is required or (ii) receiving notice that such amount has been assessed against EIS or EPIL. The Company shall promptly forward to EIS or EPIL an official receipt or certified copy or other documentation reasonably acceptable evidencing the payment to such authorities. The parties agree to cooperate in all respects necessary to take advantage of any double tax agreements or similar agreements as may from time to time be available to reduce or eliminate any withholding taxes.

                SECTION 9. Entire Agreement. This Agreement and the other Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties with respect thereto.

                SECTION 10. Amendments and Waiver. This Agreement may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Company, EIS and EPIL dated after the date hereof.

                SECTION 11. Counterparts and Facsimile. The Transaction Documents may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. Each of the Transaction Documents may be signed and delivered to the other party by facsimile transmission; such transmission shall be deemed a valid signature.

                SECTION 12. Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

                SECTION 13. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws.

                SECTION 14. Expenses. Each of the parties shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated hereby and by the other Transaction Documents.

                SECTION 15. Exhibits and Schedules. The exhibits to and schedules delivered by or on behalf of any party in connection with this Agreement are an integral part of this Agreement, and any statements contained in such schedules shall be deemed to be representations and warranties under this Agreement.

                SECTION 16. Assignments. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. All or any part of this Agreement may be assigned by EIS, EPIL and their permitted assigns to their respective affiliates and subsidiaries, as well as any special purpose financing or similar vehicle established by EIS or EPIL. Other than as set forth above, no party shall assign all or any part of this Agreement without the prior written consent of the other party.

                SECTION 17. Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby.

                            [Signature page follows]

                IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first written above.


                                       WOMEN FIRST HEALTHCARE, INC.




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       ELAN INTERNATIONAL SERVICES, LTD.




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




                                       ELAN PHARMA INTERNATIONAL LIMITED


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT A
                                  FORM OF NOTE

                                    EXHIBIT B
                  FORM OF COMPANY REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT C
                        FORM OF ASSET PURCHASE AGREEMENT

                                    EXHIBIT D
                       FORM OF OPINION OF COMPANY COUNSEL